Summary Prospectus February 13, 2026
Sterling Capital Ultra Short Bond ETF Ticker: SCUB

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 13, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks to provide current income and competitive total return.

Fee Table

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The unitary fee administrative services agreements between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital”, the “Adviser”, or the “Administrator”) (the “Unitary Fee Administrative Services Agreement”) provides that the Administrator will pay all operating expenses of the Fund, except the Management Fees set forth in the table below, Distribution and Service (Rule 12b-1) Fees, distribution expenses, investment-related expenses of any kind, borrowing and other investment-related costs and fees, acquired fund fees and expenses, interest expenses, taxes and governmental fees, litigation and indemnification fees and expenses of any kind, custody or other expenses attributable to negative interest rates on investments or cash, short dividend expense, salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates, organizational and offering expenses of the Trust and the Fund, costs related to any meetings of shareholders, fees or expenses incurred in connection with securities lending, any other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, and such other expenses as may be approved by the Fund’s Board. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.30%
Distribution and Service (12b-1) Fees(2)	None
Other Expenses(3)	0.00%
Total Annual Fund Operating Expenses	0.30%

(1)	Includes an investment advisory fee of 0.20% and a unitary administrative services fee of 0.10%.

(2)	The Fund has adopted a Rule 12b-1 Distribution Plan, and the Board of Trustees (the “Board”) has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Fund shares. No Distribution and Service (12b-1) fee is currently paid by the Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Fund’s Board.

(3)	Amounts have been estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor Ultra Short Bond Fund (defined below) was approximately 62% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

The Fund is an actively managed exchange traded fund (“ETF”). To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in fixed income securities (bonds).

The Fund invests primarily in the following types of fixed income securities: (i) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements; (ii) corporate debt securities, including bonds, notes and debentures, issued by U.S. companies that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or are determined by the portfolio manager

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to be of comparable quality); (iii) investment grade asset-backed securities; (iv) investment grade mortgage-backed securities, including collateralized mortgage obligations; (v) municipal securities; (vi) U.S. dollar-denominated foreign and emerging market securities; (vii) variable and floating rate instruments; and (viii) collateralized loan obligations (CLOs). Additionally, the Fund will invest in convertible securities, including convertible bonds and preferred stocks, and cash equivalents. The Fund may invest up to 10% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds. The Fund will maintain an average duration of 18 months or less. The Fund is generally structured to target a dollar-weighted average maturity of between zero and 24 months, although the Fund may invest in individual securities of any weighted average maturity. Duration is the expected life of a fixed-income security and is used to determine the sensitivity of the security’s price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, currencies, or market sectors, or to hedge against portfolio exposures.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements (scheduled early retirements of the specific debt instrument), prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security (or, in another words, the original reasoning for purchasing the security), when the portfolio managers finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions (which are changes made to portfolio duration or yield curve positioning due to changes in the portfolio manager’s macroeconomic outlook).

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

●

The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV, including during periods of high market volatility or other unusual market conditions.

●	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.

●

The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

●

Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

●

To the extent that the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind. Such cash redemptions may also result in the Fund incurring brokerage costs that might not have been incurred if the purchase or redemption of Creation Units were effected in kind, and the imposition of such costs may decrease the Fund’s net asset value. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

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Interest Rate Risk: The possibility that the value of the Fund’s investments will change or decline in value due to a change in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk. Changes in actual or perceived creditworthiness may occur quickly.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.

Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.

U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. When the Fund uses credit default swaps to gain indirect long exposure to an issuer or a fixed income security by selling credit protection on such issuer or security, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk” above) are particularly pronounced in connection with investments in emerging markets.

Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a

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shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

Collateralized Loan Obligations Risk: Collateralized loan obligations are structured investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk, credit risk, prepayment/call risk and fixed income market risk.

Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund is adopting the performance of the Institutional Shares of the Sterling Capital Ultra Short Bond Fund (the “Predecessor Ultra Short Bond Fund”) as a result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the Predecessor Ultra Short Bond Fund’s performance from year to year (represented by the performance of the Predecessor Ultra Short Bond Fund’s Institutional Shares). The table shows how the Predecessor Ultra Short Bond Fund’s average annual returns (represented by the average annual returns of the Predecessor Ultra Short Bond Fund’s Institutional Shares) for 1, 5 and 10 years compared with those of a broad measure of market performance and additional indices that reflect the principal investment strategies of the Fund. Had the Predecessor Ultra Short Bond Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor Ultra Short Bond Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapital.com/etf or by calling (888) 637-7798.

Ultra Short Bond Fund Institutional Shares Annual Total Returns for years ended 12/31

Best quarter:	2.37%	6/30/2020
Worst quarter:	-1.30%	3/31/2020

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Predecessor Ultra Short Bond Fund Institutional Shares
Return Before Taxes	4.91%	3.42%	2.68%
Return After Taxes on Distributions	3.09%	2.05%	1.59%
Return After Taxes on Distributions and Sale of Fund Shares	2.88%	2.02%	1.58%
Bloomberg U.S. Aggregate Bond Index(1)
(reflects no deductions for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
ICE BofA 0-1 Year U.S. Treasury Index(2)
(reflects no deductions for fees, expenses, or taxes)	4.72%	3.11%	2.26%

(1)	The Bloomberg U.S. Aggregate Bond Index is the Predecessor Ultra Short Bond Fund’s regulatory benchmark, which represents a broad measure of market performance and is included to comply with regulatory requirements.

(2)	The ICE BofA 0-1 Year U.S. Treasury Index is the Predecessor Ultra Short Bond Fund’s strategy index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s

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tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Sterling Capital Management LLC

Portfolio Managers

Mark M. Montgomery, CFA®
Senior Managing Director, CIO and Head of Fixed Income of Sterling Capital and Co-Portfolio Manager
Since inception

Jeffrey D. Ormsby, CFA®
Executive Director of Sterling Capital and Co-Portfolio Manager
Since inception

Byron G. Mims, CFA®
Executive Director of Sterling Capital and Co-Portfolio Manager
Since inception

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.sterlingcapital.com/etf.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal) or an individual retirement account (which may be taxable upon withdrawal). A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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